Exhibit 99.1

P R E S S A N N O U N C E M E N T

Investor Contact:	Press Contact:
Brian Flanagan	Rick Lacroix
Progress Software	Progress Software
+1 781 280 4817	+1 781 280 4604
flanagan@progress.com	rlacroix@progress.com

Progress Software Reports 2013 Fiscal Fourth Quarter and Year End Results

BEDFORD, MA, January 9, 2014 (BUSINESSWIRE) — Progress Software Corporation (NASDAQ: PRGS), a global software company that simplifies and enables the development, deployment and management of business applications, today announced results for its fiscal fourth quarter and fiscal year ended November 30, 2013.

Revenue from continuing operations was $91.0 million compared to $86.6 million in the same quarter last year, a year over year increase of 5% on an actual and constant currency basis.

Additional financial highlights included:

On a GAAP basis in the fiscal fourth quarter of 2013:

•	Income from operations was $23.9 million compared to $18.7 million in the same quarter last year;

•	Income from continuing operations was $14.6 million compared to $12.5 million in the same quarter last year;

•	Net income was $15.0 million compared to $36.0 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.28 compared to $0.20 in the same quarter last year.

On a non-GAAP basis in the fiscal fourth quarter of 2013:

•	Income from operations was $33.5 million compared to $24.2 million in the same quarter last year;

•	Operating margin was 37% compared to 28% in the same quarter last year;

•	Income from continuing operations was $22.5 million compared to $16.0 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.43 compared to $0.25 in the same quarter last year.

Phil Pead, President and Chief Executive Officer of Progress Software, said, “2013 was a year of significant accomplishments and exceeded expectations for Progress, both in terms of our commitments to improving the company’s efficiency and building a foundation for future growth.  We completed our divestitures ahead of schedule, reorganized our company, and successfully introduced innovative new technologies in our core businesses.  As we enter 2014, Progress is well positioned to meet the needs of the on-premise market as well as to take advantage of the rapid growth of cloud application development with our Pacific platform.”

Pead added, “In addition, our introduction of a new brand identity in 2013 symbolizes the energy and excitement as Progress enters this new era.  It reflects our vision to fuel the innovation and growth of customers and partners worldwide with technology that makes it easy to take the spark of an idea and turn it into business reality.”

Other fiscal fourth quarter 2013 metrics and recent results included:

•	Completion in October 2013 of the previously announced and implemented 10b5-1 plan to repurchase $100.0 million of common stock by December 31, 2013;

•	Cash, cash equivalents and short-term investments were $231.4 million;

•	Cash inflows from operations were $17.9 million compared to cash inflows from operations of $28.4 million in the same quarter in fiscal year 2012; and

•	DSO from continuing operations was 66 days, compared to 62 days in the fiscal third quarter of 2013.

Business Outlook

Progress Software provides the following guidance for the fiscal year ending November 30, 2014:

•	On a constant currency basis, revenue is expected to be between $340 million and $350 million;

•	Non-GAAP earnings per share is expected to be between $1.40 and $1.50;

•	Non-GAAP operating margin is expected to be between 33% and 34%;

•	Free cash flow is expected to be between $80 million and $85 million; and

•	Non-GAAP effective tax rate is expected to be between 32% and 33%.

Progress Software provides the following guidance for the first fiscal quarter ending February 28, 2014:

•	On a constant currency basis, revenue is expected to be between $80 million and $82 million; and

•	Non-GAAP earnings per share is expected to be between $0.29 and $0.31.

Free cash flow is equal to cash flows from operating activities less purchases of property and equipment and capitalized software development costs.

Share Repurchase Program

Progress Software also announced today that its Board of Directors has authorized a new $100 million share repurchase program. The timing and amount of any shares repurchased will be determined by management based on its evaluation of market conditions and other factors, and the Board of Directors may choose to suspend, expand or discontinue the repurchase program at any time.

Conference Call

The Progress Software quarterly investor conference call to review its fiscal fourth quarter of 2013 will be broadcast live at 5:00 p.m. ET on Thursday, January 9, 2014 and can be accessed on the investor relations section of the company’s website, located at www.progress.com. Additionally, you can listen to the call by telephone by dialing 1-888-378-0320, pass code 9129796. The conference call will include brief comments followed by questions and answers. An archived version of the conference call and supporting materials will be available on the Progress Software website within the investor relations section after the live conference call.

Legal Notice Regarding Non-GAAP Financial Information

Progress Software provides non-GAAP financial information as additional information for investors. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles in the United States (GAAP). Progress Software believes that the non-GAAP results described in this release are useful for an understanding of its ongoing operations and provide additional detail and an alternative method of assessing its operating results. Management uses these non-GAAP results to compare the company's performance to that of prior periods for analysis of trends and for budget and planning purposes. A reconciliation of non-GAAP adjustments to the company's GAAP financial results is included in the tables below. Additional information regarding the company's non-GAAP financial information is contained in the company's Current Report on Form 8-K filed with the Securities and Exchange Commission in connection with this press release, which is available on the Progress website at www.progress.com within the investor relations section.

Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,”“expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates.

Forward-looking statements in this press release include, but are not limited to, statements regarding Progress's strategic plan; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives;

the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress's business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation:

(1) Market acceptance of Progress’s strategy and product development initiatives; (2) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (3) Progress's ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy; (4) Progress's ability to make technology acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (5) the continuing uncertainty in the U.S. and international economies, which could result in fewer sales of Progress's products and may otherwise harm Progress's business; (6) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (7) the receipt and shipment of new orders; (8) Progress's ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (9) the timely release of enhancements to Progress's products and customer acceptance of new products; (10) the positioning of Progress's products in its existing and new markets; (11) variations in the demand for professional services and technical support; (12) Progress's ability to penetrate international markets and manage its international operations; and (13) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress's business, please refer to Progress's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2012 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended February 28, 2013, May 31, 2013 and August 31, 2013. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or in the cloud, on any platform or device, to any data source, with enhanced performance, minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Progress is a trademark or registered trademarks of Progress Software Corporation or one of its subsidiaries or affiliates in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Fiscal Year Ended
(In thousands, except per share data)	November 30, 2013	November 30, 2012	% Change	November 30, 2013	November 30, 2012	% Change
Revenue:
Software licenses	$37,392	$33,810	11%	$122,312	$106,626	15%
Maintenance and services	53,588	52,832	1%	211,684	210,986	—%
Total revenue	90,980	86,642	5%	333,996	317,612	5%
Costs of revenue:
Cost of software licenses	1,856	1,659	12%	6,889	5,776	19%
Cost of maintenance and services	5,710	7,865	(27)%	26,753	29,878	(10)%
Amortization of acquired intangibles	529	138	283%	1,340	660	103%
Total costs of revenue	8,095	9,662	(16)%	34,982	36,314	(4)%
Gross profit	82,885	76,980	8%	299,014	281,298	6%
Operating expenses:
Sales and marketing	26,911	31,753	(15)%	105,997	98,838	7%
Product development	14,428	11,113	30%	57,336	44,443	29%
General and administrative	13,604	14,200	(4)%	55,994	61,989	(10)%
Amortization of acquired intangibles	211	198	7%	760	820	(7)%
Restructuring expenses	2,856	1,057	170%	11,983	7,204	66%
Acquisition-related expenses	975	—	100%	3,204	215	1,390%
Total operating expenses	58,985	58,321	1%	235,274	213,509	10%
Income from operations	23,900	18,659	28%	63,740	67,789	(6)%
Other (expense) income, net	(294)	(680)	57%	(957)	196	(588)%
Income from continuing operations before income taxes	23,606	17,979	31%	62,783	67,985	(8)%
Provision for income taxes	8,988	5,485	64%	23,006	23,031	—%
Income from continuing operations	14,618	12,494	17%	39,777	44,954	(12)%
Income (loss) from discontinued operations, net	418	23,531	(98)%	35,130	2,490	1,311%
Net income	$15,036	$36,025	(58)%	$74,907	$47,444	58%

Earnings per share:
Basic:
Continuing operations	$0.28	$0.20	40%	$0.73	$0.71	3%
Discontinued operations	0.01	0.37	(97)%	0.64	0.04	1,500%
Net income per share	$0.29	$0.57	(49)%	1.37	$0.75	83%
Diluted:
Continuing operations	$0.28	$0.20	40%	$0.72	$0.71	1%
Discontinued operations	0.01	0.37	(97)%	0.63	0.04	1,475%
Net income per share	$0.29	$0.57	(49)%	$1.35	$0.74	82%
Weighted average shares outstanding:
Basic	51,731	62,859	(18)%	54,516	62,881	(13)%
Diluted	52,655	63,576	(17)%	55,379	63,741	(13)%

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)	November 30, 2013	November 30, 2012
Assets
Current assets:
Cash, cash equivalents and short-term investments	$231,440	$355,217
Accounts receivable, net	66,784	70,793
Other current assets	39,587	32,779
Assets held for sale	—	68,029
Total current assets	337,811	526,818
Property and equipment, net	57,030	63,071
Goodwill and intangible assets, net	234,236	231,229
Other assets	53,110	63,859
Total assets	$682,187	$884,977
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and other current liabilities	$68,186	$110,944
Short-term deferred revenue	96,393	103,925
Liabilities held for sale	—	25,285
Total current liabilities	164,579	240,154
Long-term deferred revenue	1,144	2,817
Other long-term liabilities	2,810	3,607
Shareholders’ equity:
Common stock and additional paid-in capital	205,307	300,333
Retained earnings	308,347	338,066
Total shareholders’ equity	513,654	638,399
Total liabilities and shareholders’ equity	$682,187	$884,977

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Fiscal Year Ended
(In thousands)	November 30, 2013	November 30, 2012	November 30, 2013	November 30, 2012
Cash flows from operating activities:
Net income	$15,036	$36,025	$74,907	$47,444
Depreciation and amortization	3,061	5,596	14,435	30,965
Stock-based compensation	5,039	6,729	21,399	28,233
Net gains on sales of dispositions	(610)	(36,504)	(71,601)	(36,504)
Other non-cash adjustments	8,985	(895)	9,432	867
Changes in operating assets and liabilities	(13,652)	17,450	(43,992)	33,110
Net cash flows from operating activities	17,859	28,401	4,580	104,115
Capital expenditures	(2,073)	(1,129)	(5,062)	(7,735)
Redemptions and sales of auction-rate-securities	—	6,030	25	8,955
Issuances of common stock, net of repurchases	(30,032)	(76,392)	(222,107)	(52,108)
Payments for acquisitions, net of cash acquired	—	—	(9,450)	—
Proceeds from divestitures, net	—	46,590	111,120	46,590
Other	3,704	(490)	(2,883)	(6,016)
Net change in cash, cash equivalents and short-term investments	(10,542)	3,010	(123,777)	93,801
Cash, cash equivalents and short-term investments, beginning of period	241,982	352,207	355,217	261,416
Cash, cash equivalents and short-term investments, end of period	$231,440	$355,217	$231,440	$355,217

SUPPLEMENTAL INFORMATION

Revenue from continuing operations by Type

(In thousands)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	FY 2012
License	$33,810	$29,907	$29,347	$25,666	$37,392	$122,312	$106,626
Maintenance	50,891	51,456	50,419	49,752	51,230	202,857	202,691
Professional services	1,941	2,370	1,939	2,160	2,358	8,827	8,295
Total revenue	$86,642	$83,733	$81,705	$77,578	$90,980	$333,996	$317,612

Revenue from continuing operations by Region

(In thousands)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	FY 2012
North America	$39,179	$39,309	$37,540	$34,596	$42,833	$154,278	$142,659
EMEA	33,214	32,548	33,481	32,315	35,256	133,600	125,566
Latin America	7,384	6,822	6,526	5,496	6,526	25,370	28,335
Asia Pacific	6,865	5,054	4,158	5,171	6,365	20,748	21,052
Total revenue	$86,642	$83,733	$81,705	$77,578	$90,980	$333,996	$317,612

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended		Fiscal Year Ended
(In thousands, except per share data)	November 30, 2013	November 30, 2012	November 30, 2013	November 30, 2012
GAAP income from operations	$23,900	$18,659	$63,740	$67,789
GAAP operating margin	26%	22%	19%	21%
Amortization of acquired intangibles	740	336	2,100	1,480
Stock-based compensation (1)	5,039	4,103	19,109	18,161
Restructuring expenses	2,856	1,057	11,983	7,204
Acquisition-related expenses	975	—	3,204	215
Litigation settlement	—	—	—	900
Proxy contest-related costs	—	—	—	3,259
Total operating adjustments	9,610	5,496	36,396	31,219
Non-GAAP income from operations	$33,510	$24,155	$100,136	$99,008
Non-GAAP operating margin	37%	28%	30%	31%

GAAP income from continuing operations	$14,618	$12,494	$39,777	$44,954
Operating adjustments (from above)	9,610	5,496	36,396	31,219
Income tax adjustment	(1,759)	(2,027)	(10,159)	(8,713)
Total income from continuing operations adjustments	7,851	3,469	26,237	22,506
Non-GAAP income from continuing operations	$22,469	$15,963	$66,014	$67,460

GAAP diluted earnings per share from continuing operations	$0.28	$0.20	$0.72	$0.71
Income from continuing operations adjustments (from above)	0.15	0.05	0.47	0.35
Non-GAAP diluted earnings per share from continuing operations	$0.43	$0.25	$1.19	$1.06

Diluted weighted average shares outstanding	52,655	63,576	55,379	63,741

(1) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	$101	$145	$601	$734
Sales and marketing	931	426	3,599	3,274
Product development	1,036	795	4,723	3,170
General and administrative	2,971	2,737	10,186	10,983
Stock-based compensation from continuing operations	$5,039	$4,103	$19,109	$18,161

	Three Months Ended		Fiscal Year Ended
(In thousands, except per share data)	November 30, 2013	November 30, 2012	November 30, 2013	November 30, 2012
GAAP costs of revenue	$8,095	$9,662	$34,982	$36,314
GAAP operating expenses	58,985	58,321	235,274	213,509
GAAP expenses	67,080	67,983	270,256	249,823
Operating adjustments (from above)	9,610	5,496	36,396	31,219
Non-GAAP expenses	$57,470	$62,487	$233,860	$218,604

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR FISCAL YEAR 2014 GUIDANCE
(Unaudited)

Fiscal Year 2014 Revenue Growth Guidance
	Fiscal Year Ended	Fiscal Year Ending
	November 30, 2013	November 30, 2014
(In millions)		Low	% Change	High	% Change
Total revenue (1)	$334.0	$340.0	2%	$350.0	5%

(1) Total revenue growth is shown on a constant currency basis, by applying the percentage change to the total revenue.

Fiscal Year 2014 Non-GAAP Operating Margin Guidance
	Fiscal Year Ending November 30, 2014
(In millions)	Low	High
GAAP income from operations	$82.0	$88.0
GAAP operating margins	24%	25%
Stock-based compensation	24.9	24.9
Acquisition related expense	2.5	2.5
Amortization of intangibles	2.6	2.6
Total operating adjustments	30.0	30.0
Non-GAAP income from operations	$112.0	$118.0
Non-GAAP operating margin	33%	34%

Fiscal Year 2014 Non-GAAP Earnings per Share and Effective Tax Rate Guidance
	Fiscal Year Ending November 30, 2014
(In millions, except per share data)	Low	High
GAAP net income	$53.0	$57.5
Operating adjustments (from above)	30.0	30.0
Income tax adjustment (2)	(7.4)	(7.4)
Non-GAAP net income	$75.6	$80.1

GAAP diluted earnings per share	$0.98	$1.07
Non-GAAP diluted earnings per share	$1.40	$1.50

Diluted weighted average shares outstanding	54.0	53.5

(2) Tax adjustment is based on a non-GAAP effective tax rate of 33% for Low and 32% for High, calculated as follows:

Non-GAAP income from operations	$112.0	$118.0
Non-GAAP net income	75.6	80.1
Other income (expense)	(0.2)	(0.2)
Tax provision	36.6	38.1
Non-GAAP tax rate	33%	32%

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR Q1 2014 GUIDANCE
(Unaudited)

Q1 2014 Revenue Growth Guidance
	Three Months Ended	Three Months Ending
	February 28, 2013	February 28, 2014
(In millions)		Low	% Change	High	% Change
Total revenue (1)	$83.7	$79.5	(5)%	$81.5	(3)%

(1) Total revenue growth is shown on a constant currency basis, by applying the percentage change to the total revenue.

Q1 2014 Non-GAAP Earnings per Share Guidance
	Three Months Ending February 28, 2014
	Low	High
GAAP diluted earnings per share	$0.19	$0.21
Stock-based compensation	0.11	0.11
Acquisition related expense	0.02	0.02
Amortization of intangibles	0.01	0.01
Total operating adjustments	0.14	0.14
Income tax adjustment	$(0.04)	$(0.04)
Non-GAAP diluted earnings per share	$0.29	$0.31